SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                   DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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            (Exact name of registrant as specified in its charter)



                                April 20, 2000
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               Date of Report (Date of earliest event reported)



          Delaware                  333-64671                 13-3770955
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(State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)               Number)             Identification No.)



               550 South College Avenue, Newark, Delaware 19713
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             (Address of principal executive offices) (Zip Code)



                                (302) 453-5733
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             (Registrant's telephone number, including area code)






Item 5.  Other Events

           The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended March 31, 2000 is being filed as
Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit No.      Description
             -----------      -----------

             20               Statement to Noteholders and
                              Certificateholders for the
                              March 2000 Collection Period













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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Daimler-Benz Vehicle Owner Trust 1998-A
                                             (Registrant)

                                 By: Mercedes-Benz Credit Corporation,
                                     as Servicer


Date:  May 4, 2000               By:    /s/ David H. Olsen
                                     ------------------------------------
                                     Name:  David H. Olsen
                                     Title: Vice President and Controller






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                              INDEX TO EX6HIBITS

Exhibit No.     Description
-----------     -----------

    20 Statement to Noteholders and Certificateholders for the March 2000 Collection Period











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